EXHIBIT 10.3

SECURITY AGREEMENT

This Security Agreement dated November 30, 2021 made by and between CANOPY MONTEREY BAY LLC, a California limited liability company (the "Grantor") and CARY STIEBEL, JANA STIEBEL, JAYME RIVARD, ADRIAN DERMICEK, AND LAURIE JOHNSON (collectively the "Secured Party").

For value received, and to secure both the payment of the Indebtedness and the performance of the obligations owed to Secured Party under the “Related Documents” as defined below, Grantor grants to Secured Party a security interest in the Collateral, in accordance with the definitions and terms set forth below. Notwithstanding the foregoing, in no event shall this Security Agreement become effective unless and until the effective date of the Secured Promissory Note entered into of even date herewith. These recitals are hereby incorporated into this Agreement as binding terms.

1. Definitions.

a) Indebtedness. "Indebtedness" means all amounts now or hereafter owed by Grantor to Secured Party ("Lender") pursuant to the “Related Documents” described below, whether or not evidenced by a promissory note or notes and whether direct, indirect, or contingent.

b) Related Documents. The "Related Documents" will mean the Membership Purchase Agreement and any Secured Promissory Note issued thereunder, and all other documents, agreements and instruments now or hereafter evidencing, securing or delivered to Secured Party in connection with the loan made by Secured Party to Grantor.

c) Law. “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement, or rule of law of any Governmental Authority applicable to a party, including its business and operations, except for any Federal Cannabis Law.

d) Federal Cannabis Law. “Federal Cannabis Law” means any U.S. federal law, civil, criminal, or otherwise, that is directly or indirectly related to the cultivation, harvesting, production, processing, marketing, distribution, sale, transfer, possession, and use of cannabis, marijuana, or related substances or products containing cannabis, marijuana, or related substances, including without limitation the prohibition on drug trafficking under the Controlled Substances Act (21 U.S.C. § 801, et seq.), the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957 and 1960 (as such laws may be amended from time to time).

e) Collateral. The “Collateral” means:

i) Personal Property. All of Grantor's right, title and interest, now owned or hereafter acquired, and all other owned or hereinafter personal property owned by Grantor, and all added, substituted or replacement personal property, and all equipment, furnishings, accessions, accessories, specifications, and improvements therefore or thereto.

ii) General Intangibles, Accounts and Other Rights to Payment. All of Grantor's right, title and interest, now owned or hereafter acquired, of whatever nature and however evidenced, in and to the following: (i) all accounts, (ii) all rights arising under contracts (including, without limitation notes receivable), (iii) all chattel paper, (iv) all general intangibles evidencing or comprising a right to receive payment, (v) all documents of title, receipts, drafts, checks, acceptances, bonds, notes, or other negotiable and nonnegotiable instruments, documents, bills of exchange, stocks, securities, deposits, certificates of deposit, or other writings evidencing or comprising a monetary obligation to Grantor or any of them; (vi) all federal, state, county or city tax refunds of whatever nature; and (vii) all rights to receive the payment of money or other consideration, including, but not limited to, all such right, title and interest that arises from the sale, lease, exchange or other disposition of inventory or the furnishing of services.

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iii) Real Property. All of Grantor's right, title and interest, now owned or hereafter acquired, of whatever nature and however evidenced, in and to any real property now or hereinafter owned by Grantor. Such a grant shall also include, without limitation, all of Grantor’s right as landlord or tenant in and to all existing or future leases and tenancies regarding such real property as set forth herein, whether written or oral or any duration, including all renewals and extensions thereof and all rents, deposits and other amounts received or receivable thereunder, as well as all facilities, fixtures, machinery, apparatus, installations, goods, equipment, inventory, and other properties of whatsoever nature, now or hereinafter located in or used or procured for use in connection with the real property as set forth herein, together with all contracts, agreements, permits, plans, specifications, drawings, surveys, entitlements, engineering reports and other work products related to the real property.

iv) Insurance. All insurances, including: (i) all insurances now or hereafter in effect to any Collateral including, without limitation, personal property, liability and all other insurances, (ii) all claims and all returns of premiums and assessments that are not immediately applied to premiums and assessments that accrue from time to time, and all other sums or claims for sums due or to become due under the foregoing insurances; (iii) all policies of life insurance, and (iv) all right, title, and interest in, to, or under the foregoing.

v) Deposits and Documents. All of Grantor’s right, title, and interest in and to books, correspondence, credit files, records, invoices, and other documents, including without limitation all documents (electronic or otherwise) in the possession or control of Grantor; and all balances, credits, deposits, deposit accounts or monies of or in the name of Grantor.

vi) Investment Property. All of Grantor’s right, title and interest in investment property, including without limitation, all stocks, bonds, debentures, notes, bills, certificates, options, rights, shares, or other securities now or hereafter owned or acquired, all dividends or distributions in respect thereof and all brokerage or commodities accounts.

vii) Instruments and Letter of Credit Rights. All of Grantor’s right, title, and interest in and to (i) promissory notes, checks, drafts, bills of exchange, and other instruments and (ii) letter of credit rights.

viii) Proceeds and Products. All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance whether or not Secured Party is a loss payee thereof, or any indemnity, warranty or guaranty, payable by reason of loss, damage, or otherwise, with respect to any of the foregoing Collateral.

(ix). Permits, Licenses, entitlements. All rights to occupy, operate, conduct business at the current location.

2. Obligations of Grantor. Grantor represents and warrants as follows:

a) Perfection of Security Interest. Grantor agrees to execute financing statements and to take whatever other action is requested by Secured Party to perfect and continue Secured Party's perfected security interest in the Collateral. Grantor hereby appoints Secured Party as Grantor's attorney‑in‑fact for the purpose of executing any documents necessary to perfect or continue the perfected security interest granted herein. Secured Party may at any time, and without further authorization from Grantor, file copies of this Security Agreement as a financing statement. Grantor will reimburse Secured Party for all expenses of perfecting or continuing this security interest.

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b) Removal of Collateral. Grantor warrants that the Collateral is located in locations that are approved by Secured Party in writing. Other than in accordance with the normal business practices, Grantor will not remove any of the Collateral from their present locations without the prior written consent of Secured Party.

c) Transactions Involving Collateral. Grantor will not sell, make an offer to sell, or otherwise transfer the Collateral other than in the ordinary course of business. Grantor will not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any future lien, security interest, or charge, other than the security interest provided for herein, without the prior written consent of Secured Party, which consent Secured Party may withhold in its sole discretion.

d) Title. Except as otherwise provided in the Security Documents, Grantor warrants that it holds marketable title to the Collateral, subject to no other security interests other than that existing as of the date of this Agreement. Grantor will defend Secured Party's rights in the Collateral against claims and demands by any and all persons.

e) Compliance with Laws. Grantor warrants that its use of the Collateral complies, and in the future will comply, with all existing applicable state and local laws, ordinances, and regulations of governmental authorities.

f) Use. Grantor will keep the Collateral in as good or better condition than it is at present, except for ordinary wear and tear. Grantor will not commit or permit damage to or destruction of the Collateral or any part thereof.

g) Transfer of Instruments, Etc. Grantor agrees to transfer to Secured Party on demand all instruments (including without limitation all securities), all letters of credit, and all chattel paper now owned and to transfer to Secured Party promptly upon receipt thereof, all instruments (including without limitation all securities) and chattel paper hereafter acquired. Without limiting the foregoing, if Grantor shall become entitled to receive or shall receive, in connection with any of its securities, any: (i) stock certificate, including without limitation any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, split-off or split-up; (ii) option, warrant, or right, whether as an addition to or in substitution or in exchange for any of its securities, or otherwise; (iii) dividend or distribution payable in property, including securities issued by other than the issuer of any of its securities; or (iv) dividends or distributions of any sort; then Grantor shall accept the same as Secured Party’s agent, in trust for Secured Party, and shall deliver them forthwith to Secured Party in the exact form received, with, as applicable, Grantor’s endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by Secured Party, subject to the terms hereof, as part of the Collateral. This Agreement does not grant Secured Party power to control the voting or disposition of the securities prior to the occurrence of an Event of Default.

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h) Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments, and liens upon the Collateral, its use or operation. Grantor may withhold any such payment or may elect to contest any lien if and so long as: (i) borrower is in good faith conducting appropriate proceedings to contest the obligation to pay; (ii) Grantor's use of and Secured Party's interest in the Collateral are not jeopardized; and (iii) Grantor deposits with Secured Party cash, a sufficient surety bond, or other security satisfactory to Secured Party in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale. In any contest Grantor must defend itself and Secured Party and must satisfy any final adverse judgment before enforcement of such judgment may be obtained against the Collateral. Grantor must cause Secured Party to be named as an additional obligee under any surety bond furnished in the contest proceedings.

i) Compliance with Governmental Requirements. Grantor will comply promptly with all laws, ordinances and regulations of all governmental authorities applicable to the use of the Collateral.

j) Maintenance of Insurance. Grantor will procure and maintain policies of insurance on the Collateral as reasonably necessary and prudent or as provided in the Loan Agreement or Related Documents.

k) Application of Insurance Proceeds. Grantor must promptly notify Secured Party of any loss or damage to the Collateral or any portion thereof having a fair market value in excess of the applicable insurance deductible. Secured Party may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral will be applied in the same manner as the payment of principal due and owing under the terms of the Existing Loans or the Additional Loan documents.

3. Grantor's Right to Possession. Until an Event of Default occurs and continues beyond the time permitted for cure under the Loan Agreement, Grantor may have possession of the tangible personal property and beneficial use of all of the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement or the Related Documents.

4. Expenditures by Secured Party. If not discharged or paid by Grantor when due, or if not provided for in a good faith contest as required by Section 2(h), above, Secured Party may discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for maintenance and preservation of the Collateral. All such payments will become a part of the Indebtedness secured hereby, payable on demand, with interest from date of expenditure until repaid at the Default Rate under the notes then outstanding as set forth in the Related Documents. Such right will be in addition to any other rights or remedies to which Secured Party may be entitled on account of default.

5. Events of Default. If any of the following events occur ("Events of Default"), Grantor will be in default under this Agreement, and Secured Party, during the continuing of an Event of Default, will be entitled to exercise any remedies described in Section 6 below:

a) Any of the Indebtedness is not paid when due and such payments become more than five (5) business days’ late; or

b) Grantor fails to comply with any term, obligation, covenant or condition contained herein or in any of the Related Documents; or

c) Any warranty, representation, or statement made or furnished to Secured Party by or on behalf of Grantor proves to have been false in any material respect when made or furnished or becomes false in any material respect during the term hereof; or

d) An Event of Default occurs under the terms of any of the Related Documents.

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6. Rights of Secured Party.

a) Rights Prior to Default or Thereafter. Subject to applicable laws and regulations, Secured Party and its designated representatives or agents may at all times examine and inspect the Collateral, wherever located. Prior to the occurrence and continuance of an Event of Default, Grantor will have a license to collect all rents and profits from the use or operation of the Collateral.

b) Rights Upon Default or Thereafter. Upon the occurrence and continuance of an Event of Default, Secured Party may exercise any one or more of the following rights and remedies in addition to any other rights or remedies that may be available at law, in equity, or otherwise.

i) Secured Party may declare the entire Indebtedness immediately due and payable.

ii) Secured Party may require Grantor to deliver to Secured Party all or any portion of the Collateral and any and all certificates of title and other documents relating thereto. Secured Party may require Grantor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party. Secured Party also will have full power to enter upon the property of Grantor to take possession of and remove the Collateral.

iii) Secured Party will have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Secured Party may sell the Collateral at public auction. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, Secured Party will give Grantor reasonable notice of the time and place of any public sale or reasonable notice of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice of any sale will be conclusively met if such notice is mailed by registered or certified mail, postage prepaid, to the address of Grantor stated in this Agreement at least ten (10) days before the time of the sale or intended disposition. Grantor will be liable for expenses of retaking, holding, preparing for sale, selling, and all other expenses of Security Party in preserving, maintaining or enforcing its rights hereunder, and the same will be secured hereby.

iv) Secured Party may have a receiver appointed as a matter of right. The receiver may be an employee of Secured Party and may serve without bond. All fees of the receiver and his or her attorney must be paid by Grantor on demand and secured hereby.

v) Secured Party may revoke Grantor's right to collect the rents and revenues from the Collateral, and may, either itself or through a receiver, collect the same. To facilitate collection, Secured Party may notify any account Grantors of Grantor to pay directly to Secured Party, and Grantor will not take any action to adversely affect direct payment from account Grantors to Secured Party.

vi) Secured Party may obtain a judgment for any deficiency remaining in the Indebtedness due to Secured Party after application of all amounts received from the exercise of the rights provided in this Section. Grantor will be liable for a deficiency even if the underlying transaction is a sale of accounts or chattel paper.

vii) In addition to the foregoing, Secured Party will have and may exercise any or all of the rights and remedies as set forth in the Related Documents or of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

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7. Waiver. Secured Party will not be deemed to have waived any rights hereunder or under the Related Documents unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right will operate as a waiver of such right or any other right. No consent or waiver, express or implied, by any party to or of any breach or default by the other in the performance by the other of its obligations hereunder will be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations hereunder.

8. Remedies Cumulative. All of Secured Party's rights and remedies, whether evidenced hereby, by any other document, or by law, will be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedy will not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Agreement after Grantor's failure to perform will not affect Secured Party's right to declare a default and exercise its remedies under Section 6 hereof or under any of the Related Documents.

9. Successors and Assigns. This Security Agreement will be binding upon and inure to the benefit of the parties, their heirs, successors, and assigns.

10. Litigation Expenses. In any controversy, claim or dispute arising out of, or relating to, this Agreement or the method and manner of performance thereof or the breach thereof, the prevailing party will be entitled and awarded, in addition to any other relief, to a reasonable sum as litigation expenses. In determining what is a reasonable sum for litigation expenses, the actual amount of attorneys' fees the party is obligated to pay its attorney or attorneys will be presumed to be reasonable, which presumption is rebuttable, and the actual expenses incurred in the proceeding including but not limited to travel expenses and loss of time of a party will be presumed to be reasonable, which presumption is rebuttable. For the purposes of this provision, the term proceeding will include arbitration, administrative, bankruptcy, and judicial proceedings, including appeals therefrom. In the event that Secured Party is otherwise required to incur any expenses whatsoever to preserve, maintain or enforce its rights hereunder, whether or not litigation is commenced, Secured Party will be entitled to recover any and all such sums and all incidental expenses, including reasonable attorneys' fees. All such sums will be part of the Indebtedness secured hereby.

11. Choice of Law. This Agreement will be governed by and construed in accordance with the laws of the State of California with venue for any action arising hereunder in the state courts located in Monterey County, California.

12. Limitation by Law. Notwithstanding anything in this Agreement to the contrary, all rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate Law. All the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law that may be controlling and to be limited to the extent necessary so that they shall not render this agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any Law.

13. Savings Provision. Invalidity, unenforceability, or invalidation of any one or more of the provisions of this Agreement for any reason will in no way affect any other provisions hereof, which other provisions will remain in full force and effect.

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IN WITNESS WHEREOF, Grantor has executed this instrument as of the day and year first above written.

GRANTOR
CANOPY MONTEREY BAY, LLC		GRANTEE

By:	/s/ Stephen ‘Trip’ Hoffman	/s/ Cary Stiebel
Name:	Stephen ‘Trip’ Hoffman	Cary Stiebel
Title:	Authorized Signatory
/s/ Jana Stiebel
Jana Stiebel

/s/ Jayme Rivard
Jayme Rivard

/s/ Adrian Dermicek
Adrian Dermicek

/s/ Laurie Johnson
Laurie Johnson

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